UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 (Amendment #1)


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 29, 2007

                             FLEX FUELS ENERGY, INC.
                         (Formerly Malibu Minerals, Inc)
             (Exact name of registrant as specified in its charter)

            Nevada                   333-136349              20 -5242826
            ------                   ----------              -----------
 (State or Other Jurisdiction     (Commission File        (I.R.S. Employer
   of Incorporation)                   Number)          Identification Number)


         502 East John Street
         Carson City, Nevada                               89706
         -------------------                               -----
 (Address of principal executive offices)                (Zip Code)


       (Registrant's telephone number, including area code) (604) 685-7552
                                 --------------

                                   Copies to:
                            Richard A. Friedman, Esq.
                             61 Broadway, 32nd Floor
                            New York, New York 10006
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                Explanatory Note


Item 9.01 Financial Statements and Exhibits

     This amended Current Report on Form 8-K/A, Amendment No. 1 (the "Amended Current Report") amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission ("SEC") on June 5, 2007 (the "Report") for the following purposes:

     1. As the Company is aware of its obligations to file an amended current report on Form 8-K on or before Tuesday, August 14, 2007 (71 calendar days after the date that the Report was due) to amend the Report in order include the pro-forma financial statements, as required by Item 9.01(a)(4) of the Form 8-K Rules, it is currently unable to do so within the prescribed time period for the following reason: In light of the errors contained in the Company's previously filed financial statements as reported by the Company in its Current Report on Form 8-K filed with the SEC on July 16, 2007, the Company is currently completing review of these matters with its current auditors, thereby delaying the filing of the subject Amended Current Report, in order to incorporate any changes required to be made in light of this review; and

     2. The Company intends to promptly file an Amended Current Report containing the required pro-forma financial information following the filings of the Company's amended Form 10-KSB/A (2nd Amendment) for the fiscal year ended December 31, 2006 and its Form 10-QSB/A for the quarter ended March 31, 2007.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Flex Fuels Energy, Inc.



Date: August 14, 2007                    By: /s/ Paul Gothard
                                         ---------------------
                                         Paul Gothard
                                         Chief Financial Officer



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